UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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BioHiTech Global, Inc.

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80 Red Schoolhouse Road, Suite 101 Chestnut Ridge, NY 10977

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

April 29, 2019
It is my pleasure to invite you to attend BioHiTech Global, Inc.’s 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”). The meeting will be held on Wednesday, July 17, 2019, at 9:30 a.m. at the Grand Hyatt New York, 109 East 42nd Street, New York, NY 10017. At the meeting, you will be asked to:
Proposal 1:
Elect the six (6) director nominees listed in the enclosed Proxy Statement dated April 29, 2019, to serve until the Company’s 2020 Annual Meeting of Shareholders or until their successors are elected or qualified.

Proposal 2:
Ratify the appointment of Marcum LLP as the independent registered accounting firm for the fiscal year ending December 31, 2019.

Proposal 3:
Consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, I URGE YOU TO VOTE BY COMPLETING AND RETURNING YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT AND WILL BE GREATLY APPRECIATED. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING.
It is important that your shares be represented at the 2019 Annual Meeting, regardless of the number of shares you may hold. Whether or not you plan to attend, please vote by following the instructions in our proxy statement. This will not prevent you from voting your shares in person if you are present.
I look forward to seeing you on July 17, 2019.
Sincerely,
/s/ Frank E. Celli

Frank E. Celli
Chairman of the Board
If you have any questions, or need any assistance voting your shares, please contact us at (888) 876-9300.

BIOHITECH GLOBAL, INC.
80 Red Schoolhouse Road
Chestnut Ridge, NY 10977

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON
JULY 17, 2019
INTRODUCTION
Proxy Solicitation and General Information
This Proxy Statement and the enclosed form of proxy card (the “Proxy Card”) are being furnished to the holders of common stock, par value $0.0001 per share, of BioHiTech Global, Inc., a Delaware corporation (which is sometimes referred to in this Proxy Statement as “BioHiTech,” the “Company,” “we,” “our” or “us”), in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Stockholders to be held on July 17, 2019, at 9:30 a.m., Eastern Daylight Savings Time, at the Grand Hyatt New York, 109 East 42nd Street, New York, NY 10017 and at any adjournments or postponements thereof  (the “Meeting”). This Proxy Statement and the Proxy Card are first being sent to stockholders on or about May 13, 2019.
At the Meeting, stockholders will be asked:
1.
To elect the six nominees named in the accompanying Proxy Statement to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1);

2.
To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019 (Proposal 2); and

3.
To transact such other business as may properly come before the Meeting, including to consider any procedural matters incident to the conduct of the Meeting, such as the postponement of the Meeting in order to solicit additional proxies to vote in favor of the matters presented at the Meeting.

The Board of Directors has fixed the close of business on April 29, 2019, as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each such stockholder will be entitled to one vote for each share of common stock held on all matters to come before the Meeting and may vote in person or by proxy authorized in writing.
Proxies and Voting
Stockholders are requested to complete, sign, date and promptly return the enclosed Proxy Card in the enclosed envelope. Proxy Cards which are not revoked will be voted at the Meeting in accordance with instructions contained therein.
If a Proxy Card is signed and returned without instructions, the shares will be voted FOR the election of each nominee for director named in this Proxy Statement (Proposal 1) and FOR the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (Proposal 2).
Voting
Most beneficial owners whose stock is held in street name do not receive the Proxy Card. Instead, they receive voting instruction forms or proxy ballots from their bank, broker or other agent. Beneficial owners should follow the instructions on the voter instruction form or proxy ballot they receive from their bank, broker or other agent.

Our Board of Directors has selected Frank E. Celli and Brian C. Essman, and each of them, to serve as “Proxyholders” for the Meeting. Proxy Cards which are not revoked will be voted at the Meeting in accordance with instructions contained therein.
Revocation of Proxy
A stockholder who so desires may revoke its previously submitted Proxy Card at any time before it is voted at the Meeting by: (i) delivering written notice to us at BioHiTech Global, Inc., 80 Red Schoolhouse Road, Suite 101, Chestnut Ridge, NY 10977, c/o Robert Joyce, Secretary; (ii) duly executing and delivering a Proxy Card bearing a later date; or (iii) casting a ballot at the Meeting. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy.
Voting on Other Matters
The Board of Directors knows of no other matters that are to be brought before the Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed Proxy Card or their substitutes will vote in accordance with their best judgment on such matters.
Record Date; Shares Outstanding and Entitled to Vote
Only stockholders as of the close of business on April 29, 2019 (the “Record Date”), are entitled to notice of and to vote at the Meeting. As of the Record Date, there were 14,907,956 shares of our common stock outstanding and entitled to vote, with each share entitled to one vote. See “Beneficial Ownership of Company Common Stock By Directors, Officers and Principal Stockholders” for information regarding the beneficial ownership of our common stock by our current directors, executive officers and stockholders known to us to beneficially own five percent (5%) or more of our common stock.
Quorum; Required Votes
The presence at the Meeting, in person or by duly authorized proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote constitutes a quorum for this Meeting.
Abstentions and “broker non-votes” are counted as present for purposes of determining whether a quorum exists. A “broker non-vote” occurs when a nominee such as a bank, broker or other agent holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner.
Under the rules of various national and regional securities exchanges, nominees have such discretion to vote absent instructions with respect to certain “routine” matters, such as Proposal 2, the ratification of independent auditors, but not with respect to matters that are considered “non-routine,” such as the election of directors. Accordingly, without voting instructions from you, your broker will not be able to vote your shares on Proposal 1.
Each share of BioHiTech common stock entitles the holder to one vote on each matter presented for stockholder action. The affirmative vote of a plurality of the votes cast in person or represented by proxy at the Meeting is necessary for the election of the six (6) nominees named in this Proxy Statement (Proposal 1). The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Meeting is necessary for the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019 (Proposal 2).
Since the affirmative vote of a plurality of votes cast in person or represented by proxy at the Meeting is required for Proposal 1, abstentions and “broker non-votes” will have no effect on the outcome of such election. Since the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Meeting is necessary for the approval of Proposal 2, abstentions will have the same effect as a negative vote, but “broker non-votes” will have no effect on the outcome of the voting for Proposal 2.

An inspector of elections appointed by us will tabulate votes at the Meeting.
Proxy Solicitation; Expenses
BioHiTech will bear the costs of the solicitation of proxies for the Meeting. Our directors, officers and employees may solicit proxies from stockholders by mail, telephone, telegram, e-mail, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of our common stock held of record by them and such parties will be reimbursed for their reasonable expenses.
List of Stockholders
In accordance with the Delaware General Corporation Law (the “DGCL”), a list of stockholders entitled to vote at the Meeting will be available at the Meeting and for ten days prior to the Meeting, for any purpose germane to the Meeting, between the hours of 10:00 a.m. and 5:00 p.m., local time, at our offices at 80 Red Schoolhouse Road, Suite 101, Chestnut Ridge, NY 10977.
Voting Confidentiality
Proxy Cards, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed to unrelated third parties except as required by law.
Appraisal Rights
Stockholders will have no rights of appraisal under the DGCL in connection with the proposals to be considered at the Meeting.
IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE STOCKHOLDERS’ INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE PRESENT AT THE MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY CARD AND VOTE IN PERSON BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY. YOUR PRESENCE AT THE MEETING WILL NOT AUTOMATICALLY REVOKE YOUR PROXY CARD. PLEASE RETURN YOUR EXECUTED PROXY CARD PROMPTLY.

BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK BY
DIRECTORS, OFFICERS AND PRINCIPAL STOCKHOLDERS
The following table sets forth, as of December 31, 2018, certain information regarding the beneficial ownership of the common stock outstanding by (i) each person known to us to own or control five percent (5%) or more of our common stock, (ii) each of our current directors and nominees, (iii) each of our current “Named Executive Officers” (as defined in Item 402(a)(3) of Regulation S-K), set forth in the summary compensation table on page 15 and (iv) our current Named Executive Officers and directors and nominees as a group. Unless otherwise indicated, each person named in the table below has sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address of each person named in the table below is c/o BioHiTech Global, Inc., 80 Red Schoolhouse Road Chestnut Ridge, NY 10977.
Shareholder(a)	Beneficial Ownership(b)	Percent of Class(c)
Frank E. Celli(1)	4,876,015	28.2%
James D. Chambers(7)	1,221,962	8.2%
Douglas M. VanOort(8)	1,001,218	6.7%
Robert A. Graham(6)	832,423	5.6%
Robert A. Joyce(2)	377,054	2.5%
William Kratzer(4)	28,333	*
Brian C. Essman(3)	20,000	*
Harriet Hentges(5)	14,063	*
Officers and Directors as a Group (9 persons)(9)	7,383,913	41.9%
Other 5% or Greater Shareholders:
EntsorgaFin S.p.A.	1,465.492	9.9%
Conundrum Capital Partners LLC(10)	987,155	6.6%
John P. Glauda	904,774	6.1%
Penn Venture Partners, L.P.(11)	818,360	5.5%

*
Less than 1%.

(a)
The address for all officers, directors and beneficial owners is 80 Red Schoolhouse Road, Suite 101, Chestnut Ridge, NY 10977.

(b)
The convertible debt and preferred stock beneficially held by holders is convertible at $4.50 or several other amounts that are the result of a future event. For purposes of this table, the conversion rate of $4.50 has been utilized, as it is available to the holders within 60 days of this table. Warrants, if any, have also been assumed exercised for purposes of this table. Options and restricted stock units, to the extent that they are vested or will be vested within 60 days of this table, are also considered exercised.

(c)
Based upon 14,802,956 shares of common stock outstanding as of December 31, 2017, as adjusted for the conversion of preferred stock and the exercise of warrants, options and restricted stock units, if any, for the individual or entity identified.

(1)
Shares include 950,000 resulting from the conversion of preferred stock and 1,540,004 resulting from the exercise of warrants, including those held by immediate family members and family trusts.

(2)
Shares include 36,364 resulting from the exercise of warrants.

(3)
Shares include 20,000 vested restricted stock units.

(4)
Shares include 28,333 vested restricted stock units.

(5)
Shares include 14,063 resulting from the exercise of vested options.

(6)
Includes 809,268 shares held by Penn Venture Partners, L.P. over which Mr. Graham holds voting and dispositive power and 9,092 shares resulting from the exercise of warrants. The address for Penn Venture Partners, L.P. is 132 State Street, Harrisburg, Pennsylvania 17101. Shares also include 14,063 resulting from the exercise of vested options.

(7)
Shares include 129,834 shares held directly, 14,063 resulting from the exercise of vested options and 90,909 resulting from the exercise of warrants. Shares also include those held by Conundrum Capital Partners LLC (“CCP”) over which Mr. Chambers holds shared voting and dispositive power, which are comprised of 987,155 shares held directly and 72,728 resulting from the exercise of warrants. The address for CCP is 317 Eatons Landing Drive, Annapolis, Maryland 21401.

(8)
Includes 987,155 shares held by CCP over which Mr. VanOort holds shared voting and dispositive power. In addition, shares include 72,728 resulting from the exercise of warrants by CCP. Shares also include 14,063 resulting from the exercise of vested options.

(9)
Includes shares and the result of conversions and exercises in notes (1) to (8), less the impact of CCP which is presented as an element of Mr. Chambers’ and Mr. VanOort’s holdings due to shared voting and dispositive power.

(10)
Shares include 72,728 resulting from the exercise of warrants.

(11)
Shares include 9,092 resulting from the exercise of warrants.

PROPOSAL 1
ELECTION OF DIRECTORS
Our Bylaws provide that our Board of Directors will consist of not less than one (1) member, with such number to be fixed by the Board of Directors or the Shareholders. Our Board of Directors has nominated, upon recommendation from the Nominating Committee, the incumbent directors Frank E. Celli, James D. Chambers, Tony Fuller, Robert A. Graham, Harriet Hentges and Douglas M. VanOort to be elected by our Stockholders entitled to vote at the Annual Meeting.
Our directors are elected annually at the Annual Meeting of Stockholders. Their respective terms of office continue until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified in accordance with our Bylaws. There are no family relationships among any of our directors, nominees for director or executive officers.
Except as otherwise specified or in the case of broker non-votes, each Proxy Card received will be voted for the election of the six nominees for director named below to serve until the next Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified. Each of the nominees named below has consented to be named a nominee in this Proxy Statement and to serve as a director, if elected. Should any nominee become unable or unwilling to accept a nomination for election, the persons named in the enclosed Proxy Card will vote for the election of a nominee designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with our Bylaws.
When considering whether directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Board of Directors focused primarily on the information discussed in each of the nominee’s individual biographies set forth below, which contains information regarding the person’s service as a director, business experience and director positions held currently or at any time during the last five years.
The age and principal occupation for the past five years of each person nominated as a director is set forth below:
Name	Age	Position
Frank E. Celli	48	Chairman and Chief Executive Officer
James D. Chambers	62	Independent Director
Tony Fuller	61	Independent Director
Robert A. Graham	59	Independent Director
Harriet Hentges	78	Independent Director
Douglas M. VanOort	63	Independent Director
The Company’s executive officers and directors are elected annually and serve until their term expires.
Frank E. Celli, 48, Chief Executive Officer, Chairman
Mr. Celli has over 25 years of waste industry experience. Mr. Celli joined BioHiTech America in 2008. Prior thereto and until 2007, Mr. Celli was co-founder and Chief Executive Officer of Interstate Waste Services, during which time that company achieved growth of over $150 million in revenue. During his time at Interstate Waste he was responsible for all aspects of the business including collection, recycling, landfills and emerging technologies. After selling his interests in Interstate Waste, Mr. Celli transitioned to BioHiTech. He also served as a director and officer of Entsorga West Virginia (“EVA”) prior to its acquisition by a Company subsidiary in a step transaction during 2017 and 2018, that is currently operating the first Mechanical Biological Treatment facilities in the United States to utilize HEBiot technology. Mr. Celli was also the chairman of the board of Apple Valley Waste Services, Inc., an entity also related to EVA, that another investment in January 2018 by the Company, Gold Medal Group, LLC, acquired in a step acquisition in 2018. Mr. Celli earned a Bachelors of Science from Pace University’s Lubin School of Business in 1992.

James D. Chambers, 62, Director
Mr. Chambers has been involved with BioHiTech since 2008 as an investor, advisor and board member. For the past 15 years, Mr. Chambers has been a private investor and management consultant. Prior thereto and from January 1997 to September 2000, Mr. Chambers served as President of Business Services, Senior Vice President of Marketing and Business Development, and Vice President of Administration of Quest Diagnostics, Inc. Prior thereto and from June 1986 to January 1997, Mr. Chambers served in several executive positions in the US and abroad at Corning Incorporated. Mr. Chambers Earned his BA at Dickinson College in History and Political Science, and his MBA in Finance at Southern Methodist University, as well as a Masters in International Management from the Thunderbird School of International Management. Mr. Chambers has more than 35 years’ experience in diverse industries, functions, and geographic locations.
Tony Fuller, 61, Director
Mr. Fuller joined BioHiTech as a Director in February 2017. Prior to joining the Board, Mr. Fuller spent nearly thirty years as an executive of Wal-Mart Stores, Inc. (“Walmart”) most recently as Senior Vice President where he served until August 2013. For over 20 years, Mr. Fuller led the teams which provided both property management and maintenance for Walmart’s global portfolio of properties. During that time, Walmart’s portfolio grew from under 1,000 stores in 20 states in the United States, to over 10,000 stores in all fifty states, and 23 countries around the world with capital investment reaching $2 billion per year. Mr. Fuller served as the chairman of the real estate transaction committee and real estate finance committee. Simultaneously therewith and since 2006, Mr. Fuller has been a member of REAP (Real Estate Associate Program), an organization opening opportunities for minorities in commercial real estate and from 2006 to 2014, Mr. Fuller served on its Board. Mr. Fuller has served as a member of the Board of Advisors of Global Healthcare Capital, LLC, a leading healthcare investor and asset manager for opportunities in the US, Europe, Asia and Australia. Mr. Fuller received his BS in Agricultural Economics from Arkansas State University and his JD from the University of Arkansas.
Robert A. Graham, 59, Director
Mr. Graham joined BioHiTech as a Director in October 2013. Simultaneously therewith and from 2010, Mr. Graham has served as Managing Director of the Management Company of Penn Venture Partners, L.P. Mr. Graham has over 25 years of operational and financial executive management experience including extensive experience in the acquisitions and sales of companies. Prior thereto and from 2008 to 2010, Mr. Graham served as President of RG Consulting, a financial and management consulting company. Prior thereto and from 2001 to 2008, Mr. Graham served eight years as President and Chief Executive Officer of Dorland Healthcare Information. He also served as the Executive Vice-President and Chief Financial Officer of Broadreach Consulting from 1998 to 2000 and was Vice President of Finance and Chief Operating Officer of Legal Communications, Ltd. from 1989 to 1998. He started his career in the finance department of Transport International Pool where he held various financial positions, the final of which was as Assistant Controller before he left in 1988. He received his Masters of Business Administration with a concentration in Finance from Saint Joseph’s University and a B.A. from LaSalle University.
Harriet Hentges, 78, Director
Ms. Hentges joined BioHiTech as Director in August 2015. She simultaneously serves as the president of Hentges Associates, an advisory firm to the consumer goods, retail and tourism industries. Prior to starting Hentges Associates in 2014, she was a principal in Hentges Kahn & Strauss (HKS) LLC, a consulting practice for food producers, manufactures and grocery retailers aimed at fostering a more sustainable food system. Ms. Hentges has held key posts in strategy development and implementation at Sears Roebuck, Wal-Mart and Ahold USA. She was part of the initial sustainability team at Walmart and directed the U.S. sustainability strategy for Ahold USA, a subsidiary of the Ahold of the Netherlands.
Ms. Hentges received a doctorate in International Economics from Johns Hopkins University and is an adjunct professor at Georgetown University, teaching a graduate course in corporate responsibility and sustainability.

Douglas M. VanOort, 63, Director
Mr. VanOort joined the Board of Directors of BioHiTech in August 2015. Simultaneously therewith, and since 2009 Mr. VanOort has served as the Chairman and Chief Executive Officer of NeoGenomics. From 1982 to 1995, Mr. VanOort served in various positions at Corning Incorporated an ultimately held the position of Executive Vice President and CFO of Corning Life Sciences, Inc. In 1995, Corning Incorporated spun off Corning Life Sciences, Inc. into two companies, Quest Diagnostics and Covance, Inc. Mr. VanOort serves as a member of the board of directors of several privately held companies. In addition, since 2000, Mr. VanOort is the Co-Owner of Vision Ace Hardware, LLC, a retail hardware chain. Mr. VanOort is a graduate of Bentley University.
The affirmative vote of a plurality of the votes cast in person or by proxy at the Meeting is necessary for the election as directors of the six (6) nominees named in this Proxy Statement (assuming a quorum of a majority of the outstanding shares of common stock is present).
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF
THE ABOVE-NAMED DIRECTOR NOMINEES.
GOVERNANCE OF THE COMPANY
Corporate Governance
Our Board of Directors is committed to sound and effective corporate governance practices. The Company maintains formal corporate governance standards. The Company has reviewed internally and with the Board of Directors the provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), the rules of the SEC and the Nasdaq’s corporate governance listing standards regarding corporate governance policies and processes and is in compliance with such rules and listing standards. The Company has adopted charters for its Audit Committee, Compensation Committee and Nominating and Policies Committee. You can access all of these documents on: http://investors.biohitechglobal.com/committee-charters on Company’s website, http://www.biohitech.com, or by writing to us at BioHiTech Global, Inc., 80 Red Schoolhouse Road, Chestnut Ridge, New York 10977, Attention: Secretary.
The Company’s management and our Board of Directors reviewed our corporate governance practices in light of the Sarbanes-Oxley Act of 2002. Based on that review, the Board of Directors maintains codes of ethics and conduct, corporate governance guidelines, committee charters, complaint procedures for accounting and auditing matters and an Audit Committee pre-approval policy.
During fiscal 2018, the Board of Directors held three (3) meetings and acted by unanimous written consent in lieu of a meeting seven (7) times. During fiscal 2018, four of the directors then in office attended 100% of the total number of meetings of the Board of Directors and two of the directors then in office each were each not in attendance one time at two different meetings of the Board of Directors. The Company does not have a formal policy as to Board of Directors attendance at our Annual Meetings of Stockholders.
Board Leadership Structure
The Company believes that board independence is an important aspect of corporate governance and two members of its Board of Directors are independent. In addition, our independent directors hold periodically scheduled meetings, at which only independent directors are present. The Board of Directors believes that this leadership structure is appropriate for our Company, given the size and scope of our business, the experience and active involvement of our independent directors and our corporate governance practices, which include regular communication with and interaction between and among the Chairman and Chief Executive Officer, Chief Financial Officer, and the independent directors.
Board Role in Risk Oversight
Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, provides risk oversight. In its risk oversight role, the Board of Directors must satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed, including assessing major risk factors relating to the Company and its performance, and reviewing measures to address and mitigate risks. While the full Board of Directors is charged with overseeing risk management, various committees of the Board of Directors and members of management also have responsibilities with respect to our risk oversight. In particular, the Audit Committee plays a large role in monitoring and assessing our financial, legal and operational risks, and receives regular reports from the management team regarding comprehensive organizational risk as well as particular areas of concern.
Director Independence
The Board of Directors has evaluated each of its directors’ independence from BioHiTech based on the definition of  “independence” established by NASDAQ and has determined that Mer. Fuller and Ms. Hentges are independent directors. In its review of each director’s independence from the Company, the Board of Directors reviewed whether any transactions or relationships currently exist or existed during the past year between each director and the Company and its subsidiaries, affiliates, equity investors or independent registered public accounting firm. The Board of Directors also examined whether there were any transactions or relationships between each director and members of the senior management of the Company or their affiliates.
Stockholder Communications
Stockholders may send communications to our Board of Directors or any committee thereof by writing to the Board of Directors or any committee thereof at BioHiTech Global, Inc., Attention: Secretary, 80 Red Schoolhouse Road, Suite 101, Chestnut Ridge, NY 10977. The Secretary will distribute all stockholder communications to the intended recipients and/or distribute to the entire Board of Directors, as appropriate.
In addition, stockholders may also contact the non-management directors as a group or any individual director by writing to the non-management directors or the individual director, as applicable, at BioHiTech Global, Inc., 80 Red Schoolhouse Road, Suite 101, Chestnut Ridge, NY 10977.
Complaint Procedures
Complaints and concerns about accounting, internal accounting controls or auditing or related matters pertaining to the Company may be submitted by writing to the Chairman of the Audit Committee as follows: BioHiTech Global, Inc., Attention: Chairman of the Audit Committee, 80 Red Schoolhouse Road, Suite 101, Chestnut Ridge, NY 10977. Complaints may be submitted on a confidential and anonymous basis by sending them in a sealed envelope marked “Confidential.”
Code of Ethics
The Company has adopted a policy statement entitled Code of Ethics that applies to its chief executive officer and senior financial officers and staff. In the event that an amendment to, or a waiver from, a provision of the Code of Ethics is made or granted, the Company has posted such information on its web site, www.biohitech.com.
Audit Committee
The Audit Committee is responsible for the oversight and evaluation of  (i) the qualifications, independence and performance of our independent auditors; (ii) the performance of our internal audit function; and (iii) the quality and integrity of our financial statements and the effectiveness of our internal control over financial reporting. In addition, the Audit Committee recommends to the Board of Directors the appointment of independent auditors and analyzes the reports and recommendations of such auditors. The Audit Committee also assesses major risk factors relating to the Company and its performance, and reviews measures to address and mitigate financial, legal and operational risks.
Our Audit Committee is currently comprised of Messrs. Fuller, Graham and VanOort, with Mr. Graham serving as the Chairman. The Board of Directors has determined that Mr. Graham qualifies as an audit committee financial expert (as such term is defined under the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder) and that his simultaneous service on the audit committees of more than two other public companies does not impair his ability to effectively serve on the Company’s Audit Committee. All of the members of the committee have been determined by the Board of Directors to be independent of the Company based on NASDAQ’s definition of  “independence”.
During fiscal 2018, the Audit Committee held four meetings.
Compensation Committee
The Compensation Committee reviews recommendations for executive compensation, including incentive compensation and stock incentive plans and makes recommendations to the Board of Directors concerning levels of compensation of our executive officers and other key managerial personnel as well as the adoption of incentive and stock plans.
The Compensation Committee has the authority to retain or obtain advice from, as well as determine the appropriate compensation of, such compensation consultants, outside counsel and other advisors as the Compensation Committee, in its sole discretion, may deem appropriate.
Our Compensation Committee is currently comprised of Messrs. Chambers and Graham and Ms. Hentges, with Mr. Chambers serving as the Chairman. All of the members of the committee have been determined by the Board of Directors to be independent of the Company based on NASDAQ’s definition of  “independence”. The Compensation Committee does not formally meet on a regular basis, but only as circumstances require. During fiscal 2017, the Compensation Committee acted by unanimous written consent in lieu of a meeting one time and also held numerous informal discussions.
During fiscal 2018, the Compensation Committee held one (1) meeting and acted by unanimous written consent in lieu of a meeting three (3) times.
Nominating and Governance Committee
The Nominating and Governance Committee, which was established during 2017, reviews and evaluates the size, composition, functions and duties of the Board and establishes the criteria for the selection of candidates to the Board and its committees and makes recommendations to the Board for director nominees and appointments to committees. The Nominating and Governance Committee also develops and recommends to the Board the Corporate Governance Guidelines for the Company and oversees compliance with such Guidelines.
The Nominating and Governance Committee has the authority to retain or obtain advice from, as well as determine the appropriate compensation of, such compensation consultants, outside counsel and other advisors as the Nominating and Governance Committee, in its sole discretion, may deem appropriate.
Our Nominating and Governance Committee is currently comprised of Messrs. Chambers, Fuller and Graham and Ms. Hentges, with Mr. Fuller serving as the Chairman. All of the members of the committee have been determined by the Board of Directors to be independent of the Company based on NASDAQ’s definition of  “independence”. The Compensation Committee does not formally meet on a regular basis, but only as circumstances require. During fiscal 2018, the Nominating and Governance Committee held no meetings.

COMPENSATION OF DIRECTORS
At this time, directors receive no cash remuneration for their services as directors of the Company. The Company reimburses directors for expenses incurred in their service to the Board of Directors. In June 2018 and March 2016, each director was granted stock based compensation as presented below.
Compensation of Directors for the Each of the Years in the Three Year Period Ended December 31, 2017
Name		Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
(a)		(b)	(c)	(d)	(e)	(g)	(h)
Frank E. Celli(1)	2018	—	—	—	—	—	—
	2017	—	—	—	—	—	—
	2016	—	—	—	—	—	—
James D. Chambers(3)(4)	2018	—	$73,600	—	—	—	$73,600
	2017	—	—	—	—	—	—
	2016	—	—	$26,620	—	—	26,620
Tony Fuller(2)(3)	2018	—	73,600	—	—	—	73,600
	2017	—	—	—	—	—	—
	2016	—	—	—	—	—	—
Robert A. Graham(3)(4)	2018	—	73,600	—	—	—	73,600
	2017	—	—	—	—	—	—
	2016	—	—	26,620	—	—	26,620
Harriet Hentges(3)(4)	2018	—	73,600	—	—	—	73,600
	2017	—	—	—	—	—	—
	2016	—	—	26,620	—	—	26,620
Douglas VanOort(3)(4)	2018	—	73,600	—	—	—	73,600
	2017	—	—	—	—	—	—
	2016	—	—	26,620	—	—	26,620

(1)
Mr. Celli is also the CEO and receives no compensation as a director.

(2)
Mr. Fuller became a director on February 6, 2017.

(3)
Each of the Director Chambers, Fuller, Graham, Hentges and VanOort were awarded options for 20,000 restricted stock units vesting 1/3rd June 6, 2019, 2020 and 2012. The market price of the underlying common shares on the date of the grants was $3.68 per share.

(4)
Each of Director Chambers, Graham, Hentges and VanOort were awarded options for 18,750 shares of common stock at $3.75 per share vesting 1/4th on the date of the grant, March 1, 2016, and 1/4th on each of March 1, 2017, 2018 and 2019.

Summary of Executive Compensation Plans
Key Employee Incentive Compensation
The Company has an incentive compensation plan for certain key employees. The incentive compensation plan provides for annual bonus payments based upon achievement of certain corporate objectives as determined by the Company’s Board of Directors. During 2018, 2017 and 2016, the Company did not pay any bonus pursuant to the incentive compensation plan, however in 2018 and 2016 awarded stock based compensation to certain employees pursuant to the 2017 Executive Equity Incentive and the 2015 Equity Incentive Plans. There were no awards made during 2017.

2015 Equity Incentive Plan
On August 3, 2015, the Board and a majority of the Company’s shareholders adopted the BioHiTech Global, Inc. 2015 Equity Incentive Plan (“2015 Plan”). The Company has reserved 750,000 shares of common stock for issuance under the terms of the Company’s 2015 Incentive Plan. The 2015 Plan is intended to promote the interests of the Company by attracting and retaining employees, including key employees, consultants, directors, officers and independent contractors (collectively referred to as the “Participants”), and enabling such Participants to participate in the long-term growth and financial success of the Company. Under the 2015 Plan, the Company may grant stock options, which are intended to qualify as “incentive stock options” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Incentive Stock Options”), non-qualified stock options (the “Nonqualified Stock Options”), stock appreciation rights (“SARs”) restricted stock units (“RSUs”) and restricted stock awards (the “Restricted Stock Awards”), which are restricted shares of common stock (the Incentive Stock Options, the Nonqualified Stock Options, the SARs, RSUs and the Restricted Stock Awards are collectively referred to as “Incentive Awards”). Incentive Awards may be granted pursuant to the 2015 Plan for 10 years from the Effective Date.
2017 Executive Equity Incentive Plan
On January 25, 2017 the Board, subject to future shareholder approval, which was granted on June 7, 2017, adopted the BioHiTech Global 2017 Executive Equity Incentive Plan (“2017 Plan”) to encourage and enable selected, eligible Directors and Executive Officers of the Company and its Affiliates to acquire or to increase their holdings of Common Stock and other equity-based interests in the Company in order to promote a closer identification of their interests with those of the Company and its shareholders, and to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operation largely depends. These purposes may be carried out through the granting of Awards to selected Participants, including the granting of Options in the form of Incentive Stock Options and/or Nonqualified Options; SARs in the form of Freestanding SARs and/or Related SARs; Restricted Awards in the form of Restricted Stock Awards and/or Restricted Stock Units; and/or Other Stock-Based Awards. The 2017 Plan allows for the maximum aggregate number of shares of common stock that may be issued pursuant to awards granted initially shall not exceed 1,000,000 shares.
Compensation Objectives
We believe that the compensation programs for the Company’s NEOs should reflect the Company’s performance and the value created for the Company’s stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company, and should reward individual contributions to the Company’s success. Our compensation plans are consequently designed to link individual rewards with Company’s performance by applying objective, quantitative factors including the Company’s own business performance and general economic factors. We also rely upon subjective, qualitative factors such as technical expertise, leadership and management skills, when structuring executive compensation in a manner consistent with our compensation philosophy.
Determination of Compensation
The Company’s executive compensation program for the named executive officers (NEOs) is administered by the Compensation Committee of the Board of Directors. The Committee makes independent decisions about all aspects of NEO compensation, and takes into account compensation data and benchmarks for comparable positions and companies in different applicable geographical areas.
Employment Agreements
Effective October 4, 2013, the Company and Frank E. Celli, its Chief Executive Officer agreed that Mr. Celli would serve as Chief Executive Officer at an annual salary of  $200,000, increased to $300,000 effective March 1, 2016, and would be eligible for participation in equity incentive plans, when formed, and a discretionary performance bonus. Mr. Celli will also receive customary benefits including health, life and disability insurance benefits. The agreement was for an initial three-year period that automatically renews for an additional one-year periods.

Effective October 4, 2013, the Company and Robert Joyce, its Chief Operating Officer agreed that Mr. Joyce would serve as Chief Operating Officer at an annual salary of  $250,000, increased to $265,000 effective March 1, 2016, would be eligible for participation in equity incentive plans, when formed, and a discretionary performance bonus. Mr. Joyce will also receive customary benefits including health, life and disability insurance benefits. The agreement was for an initial two-year period that automatically renews for an additional one-year periods.
Effective November 2, 2015, the Company and Brian C. Essman, its Chief Financial Officer agreed that Mr. Essman would serve as Chief Financial Officer at an annual salary of  $210,000, a grant of 82,500 restricted shares under the BioHiTech Global, Inc. 2015 Equity Incentive Plan and be eligible for a performance bonus up to 35% of base annual salary. Mr. Essman will also receive customary benefits including health, life and disability insurance benefits. The agreement was for an initial two-year period that automatically renews for one-year periods.
Effective October 7, 2013, the Company and William Kratzer, its Chief Technology Officer agreed that Mr. Kratzer would serve as Chief Technology Officer at an annual salary of  $125,000, increased to $150,000 effective March 1, 2016, and would be eligible for participation in equity incentive plans, when formed, and a discretionary performance bonus. Mr. Kratzer will also receive customary benefits including health, life and disability insurance benefits. The agreement was for an initial two-year period that automatically renews for an additional one-year periods.

EXECUTIVE OFFICERS
The following table sets forth the name, age and position of each of our executive officers as of the date hereof. Our executive officers are appointed by and serve at the discretion of the Board of Directors of BioHiTech.
Name	Age	Position
Frank E. Celli	48	Chairman and Chief Executive Officer
Robert A. Joyce	59	Chief Operating Officer
Brian C. Essman	60	Chief Financial Officer
William M. Kratzer	46	Chief Technology Officer
The Company’s executive officers are elected biannually and serve until their term expires.
Frank E. Celli, Please see “Director Biographies” above.
Robert A. Joyce, 59, Chief Operating Officer
Mr. Joyce joined BioHiTech in October 2013 as its Chief Operating Officer. Prior thereto and prior to 1998, Mr. Joyce held technical, sales and management roles at Sun Microsystems and Arthur D. Little, Inc., Mr. Joyce served as the Chief Executive Officer of Perfect Order, Inc. a software and services company, from 1998 until it was acquired by Versatile Systems in 2005, for whom Mr. Joyce went on to serve as President.
Brian C. Essman, 60, Chief Financial Officer
Mr. Essman joined BioHiTech in November 2015 as its Chief Financial Officer. Prior thereto, from 1997 through 2014, Mr. Essman held various senior executive management positions with Data Communiqué, Inc. a Havas company where he most recently held the position of Chief Executive Officer. From 2004 to 2007, Mr. Essman was Data Communiqué’s Chief Operating Officer / Chief Financial Officer and from 1997 to 2004 was the Chief Financial Officer. Prior thereto, Mr. Essman was the Chief Financial Officer at a Fidelity Investments Private Equity operating company and a Senior Manager and CPA at PricewaterhouseCoopers. Mr. Essman graduated with a BS in Accounting with High Honors from Boston College’s School of Management.
William M. Kratzer, 46, Chief Technology Officer
Mr. Kratzer joined the company in October 2013 as its Chief Technology Officer. Mr. Kratzer is a 20-year veteran of the IT field with extensive experience in large-scale web-infrastructure, machine-to-machine computing, and mobile touch devices. From 2001 to 2013, Mr. Kratzer held multiple titles at Versatile Systems, Inc. including Chief Software Architect. From 1999 to 2001 he served as Lead Software Engineer at Everybook, Inc. Prior to Everybook, Inc., and from 1995 to 1999, Mr. Kratzer served as a systems analyst for Tyco Electronics. He holds a Bachelors degree in Computer Science and Engineering from Pennsylvania State University.

The following table sets forth all of the compensation awarded to, earned by or paid to (i) each individual serving as the Company’s principal executive officer during the last three completed fiscal years ending December 31, 2017, 2016 and 2015.
Name and Principal Position	Year	Salary	Bonus	Equity Awards	Option Awards	All Other Compensation	Total
Frank E. Celli(1)	2018	$300,000	—	$110,400	—	—	$410,400
	2017	300,000	—	—	—	—	300,000
	2016	283,333	—	202,500	—	—	485,833
Robert A. Joyce(1)	2018	265,000	—	414,000	—	—	679,000
	2017	265,000	—	—	—	—	265,000
	2016	262,500	—	202,500	—	—	465,000
Brian C. Essman(2)	2018	210,000	—	294,400	—	—	504,400
	2017	210,000	—	—	—	—	210,000
	2016	210,000	—	334,125	—	—	544,125
William M. Kratzer(3)	2018	150,000	—	128,800	—	—	278,800
	2017	150,000	—	—	—	—	150,000
	2016	145,833	—	172,125	—	—	317,958

(1)
Appointed August 6, 2015. Each of Mr. Celli and Joyce were executive officers, Chief Executive Officer and Chief Operating Officer, respectively, and owners of BioHiTech America, LLC, the predecessor company to BioHiTech Global, Inc. and continued in their executive roles with the Company.

(2)
Appointed Chief Financial Officer November 2, 2015.

(3)
Appointed Chief Technology Officer August 6, 2015.

The following table sets forth for each named executive officer certain information concerning the outstanding equity awards as of December 31, 2018. No shares were exercised in 2018.
	Stock Awards
Name and Principal Position	Number of Shares of Stock That Have Not Vested	Market Value of Shares That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested	Equity Incentive Plan Awards: Market Value of Unearned Shares That Have Not Vested
(a)	(g)	(h)	(i)	(j)(5)
Frank E. Celli, Chief Executive Officer(1)(4)	—	—	80,000	$129,600
Robert A. Joyce, Chief Operating Officer(1)(4)	—	—	162,500	263,250
Brian C. Essman, Chief Financial Officer(2)(4)	—	—	162,500	263,250
William M. Kratzer, Chief Technology Officer(3)(4)	—	—	63,333	102,599

(1)
Mr. Celli and Joyce were each appointed August 6, 2015 as Chief Executive Officer and Chief Operating Officer, respectively.

(2)
Appointed Chief Financial Officer November 2, 2015.

(3)
Appointed Chief Technology Officer August 6, 2015.

(4)
Grant date of restricted stock units is April 15, 2016.

(5)
Based on a closing price of  $1.62 per share on December 31, 2018.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The Company currently rents its corporate headquarters and, its warehousing space, from BioHitech Realty LLC, a company partially owned by Frank E. Celli, our Chief Executive Officer and Chairman, and Michael Franco, a stockholder and employee of the Company. The initial lease expired on October 31, 2014 and was replaced by an office and a warehouse leases that were executed in July 2015 and expire in 2020. Each lease contains a renewal option for an additional five-year period. Rent expense under these leases for the years ended December 31, 2018 and 2017 amounted to $98,148 and $97,066, respectively.
The Company has an Exclusive License and Distribution Agreement (the “License Agreement”) with BioHiTech International (a company owned by Chun-Il Koh, a Company stockholder) Chun-Il Koh, Joyce Taeya Koh and Bong Soon Hwang. The License Agreement, originally executed on May 2, 2007 and as amended, most recently on October 17, 2018, provides the Company exclusive rights to sell, lease, use, distribute and manufacture the Eco-Safe Digester products through December 31, 2023 in the areas that the Company operates (unless extended by mutual agreement). Acquisition of digesters and parts, as well as expenses under the distribution agreement amounted to $ 194,870 and $222,240 for the years ended December 31, 2018 and 2017, respectively.
During 2018, the Company made a 9.2% interest investment in Gold Medal Group, LLC (“GMG”) that was diluted to 2.9% due to additional GMG acquisitions and investments made by GMG that the Company did not participate in. GMG is controlled by Kinderhook Industries, LLC, a private investment firm that manages over $2 billion of committed capital. The Company entered into a Contribution and Transaction Agreement (“CTA”) with GMG and a newly formed subsidiary Refuel America, LLC (“Refuel”) whereby GMG contributed $3,500,000 in cash and its 34.1% ownership interest in EVW (owned by GMG’s wholly owned subsidiary Apple Valley Waste Technologies, LLC) into Refuel and the Company contributed it’s 44.1% interest in EWV, a technology license for a future HEBioT facility and capitalized costs relating to two separate HEBioT facility on-going projects. In exchange for the assets contributed, the Company and GMG acquired 60% and 40%, respectively, of the membership units of Refuel, which approximate the carrying value of each of the Company and GMG assets contributed. As a result of there being a continuation in proportional ownership of the significant assets and the affiliate nature of the Company and GMG through a non-controlling interest of GMG being owned by the Company and there being a management agreement between GMG’s largest subsidiary, Gold Medal Holdings, LLC (“GMH”) whereby the Company provides executive management to GMH, the CTA transaction has been accounted for without separate acquisition accounting applied to the CTA elements. During 2018, the Company recognized $1,010,152 in management advisory and project fees related to GMH and its subsidiaries.
BioHiTech has also entered into various transactions with related parties that are disclosed in the Company’s financial statements filed with the Securities & Exchange Commission in its 2018 Annual Report on Form 10-K.
PROPOSAL 2
RATIFICATION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
FOR 2019 FISCAL YEAR
The Audit Committee of the Board of Directors has appointed Marcum LLP to continue to serve as our independent registered public accounting firm for the 2019 fiscal year. Marcum has served as our independent registered public accounting firm since October 26, 2015.
On October 26, 2015, the Company’s Board of Directors engaged Marcum LLP (“Marcum”) as the Company’s new independent registered public accounting firm to act as the principal accountant to audit the Company’s financial statements. Prior to Marcum’s appointment, neither the Company, nor anyone acting on its behalf, consulted with Marcum regarding the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided that Marcum concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.
Representatives of Marcum LLP are expected to be available at the Annual Meeting, shall have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. Although ratification by stockholders is not required, the Board of Directors has determined that requesting ratification by stockholders of its selection of Marcum LLP as our independent registered public accounting firm is a matter of good corporate practice. In the event the stockholders do not ratify the appointment of Marcum LLP, the appointment will be reconsidered by the Board of Directors. Even if the selection is ratified, the Board of Directors, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.
Fees Billed to BioHiTech by its Independent Registered Public Accounting Firms during Fiscal Year 2018
We were billed for professional services provided through the end of fiscal years 2018 and 2017 by Marcum LLP in the amounts set forth in the following table:
Audit Fees   The aggregate fees for each of the last two years for professional services rendered by the principal accountant for our audits of our annual financial statements and interim reviews of our financial statements included in our fillings with Securities and Exchange Commission on Form 10-K and 10-Qs or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those years were approximately:
December 31, 2018	$248,357	Marcum, LLP
December 31, 2017	$200,850	Marcum, LLP
Audit Related Fees   The aggregate fees in each of the last two years for the assurance and related services provided by the principal accountant that are not reasonably related to the performance of the audit or review of the Company’s financial statements, and are not reported in paragraph (1) were approximately:
December 31, 2018	$—	Marcum, LLP
December 31, 2017	$—	Marcum, LLP
Tax Fees   The aggregate fees in each of the last two years for the professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were approximately:
December 31, 2018	$—	Marcum, LLP
December 31, 2017	$—	Marcum, LLP
All Other Fees   The aggregate fees in each of the last two years for the products and services provided by the principal accountant, other than the services reported in paragraph (1), (2) and (3) were approximately:
December 31, 2018	$—	Marcum, LLP
December 31, 2017	$—	Marcum, LLP
Pre-Approval Policies and Procedures for Audit and Permitted Non-Audit Services
The Audit Committee’s policy requires that the Audit Committee pre-approve all auditing services and permitted non-audit services to be performed by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are approved by the Audit Committee prior to the completion of the audit. Either the Chairman of the Audit Committee acting alone or the other two members acting jointly may grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee or the Board of Directors at its next scheduled meeting.
Consistent with these policies and procedures, the Audit Committee has approved all of the services rendered by Marcum LLP during fiscal year 2018, as described above.

OTHER MATTERS
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports with the SEC relating to their common stock ownership and changes in such ownership. During the fiscal year ended December 31, 2018, none of our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities who were required to file such reports failed to do during the fiscal year ended December 31, 2018.
Stockholder Proposals for Inclusion in the 2019 Proxy Statement
We have not yet determined when we will hold the 2020 annual meeting of stockholders, but we anticipate issuing a press release announcing such date when it is determined. Proposals of stockholders intended to be presented at the 2020 annual meeting pursuant to Rule 14a-8 under the Exchange Act must be received by us no later than the close of business on January 15, 2020 in order that they may be included in the proxy statement and form of proxy relating to that meeting.
In addition, our bylaws require that we be given advance notice of stockholder nominations for election to our Board and of other business that stockholders wish to present for action at an annual meeting of stockholders (other than matters included in our proxy statement in accordance with Rule 14a-8). Our secretary must receive such notice not less than 120 days nor more than 150 days prior to the first anniversary of the date on which this proxy statement was first mailed to our stockholders. If the date on which the 2020 annual meeting will be held is changed by more than 30 calendar days from the date of the 2019 annual meeting, we must receive the notice at least 80 days prior to the date on which we intend to distribute the corresponding proxy statement.
The notice for any stockholder proposal must contain certain information set forth in our bylaws. In addition, stockholder proposals made under Rule 14a-8 under the Exchange Act are required to contain certain information. Therefore, we strongly encourage stockholders interested in submitting a proposal to contact legal counsel with regard to the detailed requirements of applicable securities laws. Copies of our bylaws can be obtained without charge from our corporate secretary.
Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement.
List of Stockholders Entitled to Vote at the 2019 Annual Meeting
The names of stockholders of record entitled to vote at the 2019 Annual Meeting will be available at our corporate office where for a period of 10 days prior to the 2019 Annual Meeting and continuing through the 2019 Annual Meeting.
Expenses Relating to this Proxy Solicitation
This proxy solicitation is being made by BioHiTech and BioHiTech will pay all expenses relating to this proxy solicitation. In addition to this solicitation by mail, our officers, directors and employees may solicit proxies by telephone, personal call or electronic transmission without extra compensation for that activity. We also expect to reimburse our transfer agent, banks, brokers and other persons for reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners of our stock and obtaining the proxies of those owners.
Communication with BioHiTech’s Board of Directors
Any stockholder or other interested party who desires to contact any member of the Board of Directors (or our Board of Directors as a group) may do so in writing to the following address:
Corporate Secretary
BioHiTech Global, Inc.
80 Red Schoolhouse Road
Chestnut Ridge, New York 10977

Communications are distributed to the Board, or to any individual directors as appropriate, depending on the facts and circumstances outlined in the communication.
Available Information
We maintain an internet website at www.biohitech.com. Copies of the committee charters, together with certain other corporate governance materials, including our Business Conduct and Ethics Policy, can be found under the Investors Governance section of our website at www.biohitech.com, and such information is also available in print to any stockholder who requests it through our Investor Relations department at the address below.
We will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as filed with the SEC, including the financial statements and schedules thereto, but not the exhibits. In addition, such report is available, free of charge, through the Investors Governance section of our internet website at www.biohitech.com. A request for a copy of such report should be directed to BioHiTech Global, Inc., 80 Red Schoolhouse Road, Chestnut Ridge, NY 10977, Attention: Investor Relations, Telephone: (888) 876-9300. A copy of any exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, will be forwarded following receipt of a written request with respect thereto addressed to Investor Relations.
“Householding” of Proxy Materials
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only one copy of our Notice, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.
If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Notice, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of the Notice for your household, please contact our Corporate Secretary at BioHiTech Global, Inc., 80 Red Schoolhouse Road, Chestnut Ridge, NY 10977, Telephone: (888) 876-9300.
If you participate in householding and wish to receive a separate copy of the Notice, or if you do not wish to participate in householding and prefer to receive separate copies of the Notice in the future, please contact our Corporate Secretary as indicated above. Beneficial owners can request information about householding from their nominee.

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY FOR COMMON STOCK OF BIOHITECH GLOBAL, INC.
ANNUAL MEETING OF THE STOCKHOLDERS
OF
BIOHITECH GLOBAL, INC.
JULY 17, 2019
	For	Against	Abstain
1. Election of six (6) directors. Director Nominees Frank E. Celli James D. Chambers Tony Fuller Robert A. Graham Harriet Hentges Douglas M. VanOort	☐	☐	☐
2. Ratification and approval of the selection of Marcum LLP as the Company’s independent registered public accounting firm for the 2019 fiscal year	☐	☐	☐

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement for the Meeting.

Shareholder	Number of Shares Held

Please be sure to sign and date this Proxy in the box below.	Date

Signature	Signature (Joint Owner)
+ +
Detach above card, sign, date and mail in postage paid envelope provided.

BIOHITECH GLOBAL, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Frank E. Celli and Brian C. Essman as proxy with full power of substitutions, to vote as designated on the reverse side matters properly brought before the Annual Meeting and on matters incident to the conduct of the Annual Meeting, all of the shares of common stock of BioHiTech Global, Inc. that the undersigned has the power to vote at the Annual Meeting to be held of July 17, 2019, or any adjournments thereof.
This Proxy, when properly executed, will be voted as directed, but if no instructions are specified, this Proxy will be voted FOR the election of the person listed above as a director of the Company and FOR the ratification and approval of the selection of the Company’s independent registered public accounting firm. In their discretion, the appointed proxies and agents are authorized to vote upon such other business as may properly be presented at the Annual Meeting. This Proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise.
Please Check Here If You Plan to Attend The Annual Meeting on July 17, 2019 at 9:30 a.m. (EDT)
at the Grand Hyatt New York, 109 East 42nd Street, New York, NY 10017 ☐

(Continued and to be signed on the Reverse Side)